UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: February 26, 2025

(Date of earliest event reported)

DEERE & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place

Moline, Illinois 61265

(Address of principal executive offices and zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

___________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $1 par value	DE	New York Stock Exchange
6.55% Debentures Due 2028	DE28	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

Deere & Company (the “Company”) held its annual meeting of shareholders on February 26, 2025 (the “Annual Meeting”). The voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

1.	Election of Directors

All director nominees were elected for terms expiring at the 2026 annual meeting of shareholders with the following votes:

	Shares Voted For	Shares Voted Against	Abstain	Broker Non-Votes
Leanne G. Caret	199,850,940	4,701,539	514,046	31,663,030
Tamra A. Erwin	196,813,649	7,740,638	512,238	31,663,030
R. Preston Feight	203,763,124	792,817	510,584	31,663,030
Alan C. Heuberger	203,331,425	1,232,619	502,481	31,663,030
L. Neil Hunn	202,844,165	1,698,295	524,065	31,663,030
Michael O. Johanns	198,887,488	5,678,005	501,032	31,663,030
John C. May	191,481,660	12,394,537	1,190,328	31,663,030
Gregory R. Page	191,477,516	13,057,059	531,950	31,663,030
Sherry M. Smith	195,908,421	8,645,566	512,538	31,663,030
Dmitri L. Stockton	195,970,232	8,587,564	508,729	31,663,030
Sheila G. Talton	199,833,746	4,712,194	520,585	31,663,030

2.	Advisory Vote on Executive Compensation

The shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
182,402,618	21,861,673	802,234	31,663,030

3.	Ratification of Independent Registered Public Accounting Firm

Deloitte & Touche LLP was ratified as the Company’s independent registered public accounting firm for the 2025 fiscal year with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain
222,822,039	13,283,085	624,431

4.	Shareholder Proposal Regarding a Report on Racial and Gender Hiring Statistics

A shareholder proposal regarding a report on racial and gender hiring statistics was not approved, with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
2,763,945	200,214,274	2,088,306	31,663,030

5.	Shareholder Proposal Regarding a Report on Effectiveness of Efforts to Create a Meritocratic Workplace

As previously announced by the Company in its Supplement to the Proxy Statement filed with the U.S. Securities and Exchange Commission on February 24, 2025, the shareholder proposal regarding a report on effectiveness of efforts to create a meritocratic workplace was unilaterally withdrawn. Therefore, the proposal was not presented or voted upon at the Annual Meeting, nor were any votes cast tabulated.

6.	Shareholder Proposal Regarding a Corporate Financial Sustainability Report

A shareholder proposal regarding a corporate financial sustainability report was not approved, with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
1,952,678	201,012,999	2,100,848	31,663,030

7.	Shareholder Proposal Regarding a Civil Rights Audit

A shareholder proposal regarding a civil rights audit was not approved, with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
59,775,805	142,808,452	2,482,268	31,663,030

8.	Shareholder Proposal Regarding a Report on Charitable Giving

A shareholder proposal regarding a report on charitable giving was not approved, with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
2,549,298	200,450,816	2,066,411	31,663,030

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERE & COMPANY

	By:	/s/ Edward R. Berk
Edward R. Berk
Corporate Secretary

Dated: February 28, 2025

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